UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2006

Deerfield Triarc Capital Corp.

(Exact Name of Registrant as Specified in its Charter)

MD	001-32551	20-2008622
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6250 North River Road Rosemont, IL	60018
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (773) 380-1600

(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 26, 2006, Deerfield Triarc Capital Corp. issued a press release announcing that the company has provided supplemental effective rate and net return analysis on its investment portfolio on its website at www.deerfieldtriarc.com in the Stockholder Information section under Presentations and Supplemental Information. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits. 99.1 Press release of Deerfield Triarc Capital Corp. of September 26, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deerfield Triarc Capital Corp. (Registrant)

Date: September 26, 2006	By:	/s/ Richard G. Smith
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

EX-99.1	Press Release of September 26, 2006